UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

MercadoLibre, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay, 11300

(Address of Principal Executive Offices) (Zip Code)

+598-2-927-2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2025, the board of directors (the “Board”) of MercadoLibre, Inc. (the “Company”) approved the transition of Marcos Galperin, the Company’s President and Chief Executive Officer, to a more strategic role within the Company, as Executive Chairman of the Board, effective as of January 1, 2026 (such date, the “Effective Date”). As of the Effective Date, Ariel Szarfsztejn, the Company’s current Commerce President, will become President and Chief Executive Officer of the Company.

Mr. Szarfsztejn, 43, joined the Company in 2017. Prior to his current role, Mr. Szarfsztejn held several leadership positions with the Company, including Vice President of Strategy & Corporate Development in 2017, Vice President of Mercado Envios from 2018 to 2020, Senior Vice President and Head of Mercado Envios from 2020 to 2021 and Executive Vice President of Commerce from 2022 to 2023. Mr. Szarfsztejn holds a Master of Business Administration from Stanford University and a cum laude degree in Economics from The University of Buenos Aires.

Mr. Szarfsztejn does not have any family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings with any persons pursuant to which Mr. Szarfsztejn has been appointed to his position. In addition, there have been no transactions directly or indirectly involving Mr. Szarfsztejn that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Mr. Galperin’s and Mr. Szarfsztejn’s compensation have not yet been determined by the Company and, as appropriate, will be disclosed in a subsequent report with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements include the discussions of the Company’s intended board of directors and chief executive officer changes. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results or expectations to be materially different from any future results or expectations expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Note Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2024, and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: May 21, 2025	By:	/s/ Jacobo Cohen Imach
	Name:	Jacobo Cohen Imach
	Title:	General Counsel